Redeemable Convertible Preferred Shares	6 Months Ended
Jun. 30, 2019
Temporary Equity Disclosure [Abstract]
REDEEMABLE CONVERTIBLE PREFERRED SHARES
5.	REDEEMABLE CONVERTIBLE PREFERRED SHARES

On July 6, 2016, the Company sold 715,000 Class A Preferred Shares at a price of US$12.00 per Class A Share with an annual dividend of 8%. The Company received gross proceeds of US$8,580,000 from this private placement without issuance cost.

The Class A Shares are mandatorily redeemable at a price US$12.00 per Class A Share (subject to equitable adjustments for stock splits, stock dividends, recapitalizations and other similar adjustments), plus accrued dividends on the fifth anniversary of the original issue date of the Class A Shares. Each Class A Share is convertible into one ordinary share (subject to equitable adjustments for stock splits, stock dividends, recapitalizations and other similar adjustments) at shareholder's option after the closing of the Business Combination. The Class A preferred shares are automatically convertible on the date on which the average closing price of the Company's ordinary shares for three consecutive trading days, that is equal to or exceeds US$16.00, provided that such date is after the closing of the Business Combination.

In the event of a Reorganization Event occurring following the closing of the Business Combination (which includes certain business combinations involving the Company or the Company having confirmed that at least 80% of the Class A Shares originally issued have elected to been converted at the election of their holders), each Class A Share outstanding immediately prior to such Reorganization Event shall be redeemed by the Company by making a redemption payment equal to the greater of the following (as reasonably determined by the Company's Board of Directors): (i) an amount in cash equal to the liquidation preference, plus an amount equal to accumulated and unpaid dividends as of (but excluding) the date of the Reorganization Event, per Class A Share that is so redeemed, or (ii) the kind of securities, cash and other property that the holder of Class A Shares holding such Class A Share would have been entitled to receive if such holder had converted its Class A Shares into ordinary shares immediately prior to such Reorganization Event.

The Company did not recognize the beneficial conversion feature for the Class A Preferred shares since each Class A Share is convertible into one ordinary share (subject to equitable adjustments for stock splits, stock dividends, recapitalizations and other similar adjustments) at holder's option. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. ASC 480-10-S99 notes that if a reporting entity issues preferred shares that are conditionally redeemable (e.g., at the holder's option or upon the occurrence of an uncertain event not solely within the company's control), the shares are not within the scope of ASC 480 because there is no unconditional obligation to redeem the shares by transferring assets at a specified or determinable date or upon an event certain to occur. If the uncertain event occurs, the condition is resolved, or the event becomes certain to occur, then the shares become mandatorily redeemable under FAS 150 and would require reclassification to a liability. The Class A Preferred Shares have been classified as mezzanine equity in the consolidated financial statement, presented below total liabilities but not included in the subtotal for total equity as of June 30, 2019. The Class A Preferred Share is not deemed to be an embedded derivative instrument to be bifurcated since it's indexed to its own stock.

As of June 30, 2019 and December 31, 2018, dividend of US$343,200 and US$686,400 was accrued for Convertible Redeemable Class A Preferred Shares and the balance for Class A Preferred Shares was US$US$9,995,727 and US$9,652,527, respectively.